Quarterly Holdings Report
for
Fidelity Sustainable Target Date 2015 Fund
June 30, 2023
FST15-NPRT1-0823
1.9909158.100
Domestic Equity Funds - 18.8%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $181,474)	18,118	195,128

International Equity Funds - 19.4%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	4,630	48,287
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	14,902	152,444
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $195,503)		200,731

Bond Funds - 53.3%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	10,345	97,554
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	8,462	66,853
Fidelity Series International Developed Markets Bond Index Fund (a)	5,907	50,681
Fidelity Series Long-Term Treasury Bond Index Fund (a)	7,849	47,251
Fidelity Series Sustainable Investment Grade Bond Fund (a)	29,663	290,105
TOTAL BOND FUNDS (Cost $562,463)		552,444

Short-Term Funds - 8.5%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $87,613)	8,814	87,613

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,027,053)	1,035,916
NET OTHER ASSETS (LIABILITIES) - 0.0%	(16)
NET ASSETS - 100.0%	1,035,900

Legend

(a)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	-	1,000,000	1,000,000	140	-	-	-	0.0%
Total	-	1,000,000	1,000,000	140	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	-	100,152	1,673	-	(14)	(911)	97,554
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	-	70,322	1,934	7	(46)	(1,489)	66,853
Fidelity Series International Developed Markets Bond Index Fund	-	51,005	98	-	-	(226)	50,681
Fidelity Series Long-Term Treasury Bond Index Fund	-	48,330	25	183	(1)	(1,053)	47,251
Fidelity Series Sustainable Emerging Markets Fund	-	46,408	26	-	(1)	1,906	48,287
Fidelity Series Sustainable Investment Grade Bond Fund	-	296,614	165	1,811	(3)	(6,340)	290,106
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	-	149,270	147	-	(1)	3,322	152,444
Fidelity Series Sustainable U.S. Market Fund	-	184,110	2,736	-	100	13,654	195,128
Fidelity Series Treasury Bill Index Fund	-	87,807	194	595	-	-	87,613
	-	1,034,018	6,998	2,596	34	8,863	1,035,917

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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